UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 21, 2011

                          Kinetic Concepts, Inc.
(Exact name of registrant as specified in its charter)

Texas	0001-09913	74-1891727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8023 Vantage Drive San Antonio, Texas		78230
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (210) 524-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On October 21, 2011, Kinetic Concepts, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter and nine months ended September 30, 2011.  The press release is attached hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated October 21, 2011, entitled "Kinetic Concepts Reports Financial Results For Third Quarter and First Nine Months of 2011."

Additional Information and Where to Find It

This filing may be deemed to be solicitation material in respect of the proposed acquisition of the Company by investment funds advised by Apax Partners, together with controlled affiliates of Canada Pension Plan Investment Board and the Public Sector Pension Investment Board. The Company filed a definitive proxy statement with the SEC on September 26, 2011 related to the merger (the “Merger”) and the other transactions contemplated by the Agreement and Plan of Merger, dated as of July 12, 2011, by and among the Company, Chiron Holdings, Inc. and Chiron Merger Sub, Inc. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The definitive proxy statement was mailed to shareholders of the Company beginning on September 27, 2011. Investors and security holders may obtain a free copy of the proxy statement, and other documents filed by the Company with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, and the Company’s other filings with the SEC may also be obtained from the Company by directing a request to Kinetic Concepts, Inc., Attention: Investor Relations, 8023 Vantage Drive, San Antonio, TX 78230, or by calling 210-255-6157.

Cautionary Statement Regarding Forward-Looking Statements

This filing contains forward-looking statements, which may be identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors that could cause actual results to differ materially include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the Merger Agreement; (3) the inability to complete the Merger due to the failure to satisfy the conditions to the Merger, including obtaining the approval of at least two-thirds of the Company’s shareholders; (4) risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee retention as a result of the Merger; (5) the ability to recognize the benefits of the Merger; (6) legislative, regulatory and economic developments; and (7) other factors described in the Company’s filings with the SEC. Many of the factors that will determine the outcome of the subject matter of this filing are beyond the Company’s and the Apax consortium’s ability to control or predict. The Company can give no assurance that the conditions to the Merger will be satisfied. Except as required by law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. The Company is not responsible for updating the information contained in this filing beyond the published date, or for changes made to this filing by wire services or Internet service providers.
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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIC CONCEPTS, INC. (REGISTRANT)

October 21, 2011	By:	/s/ Brian Busenlehner
	Name:	Brian Busenlehner
	Title:	Vice President, Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 21, 2011, entitled "Kinetic Concepts Reports Financial Results For Third Quarter and First Nine Months of 2011."